EXHIBIT 99.5

EMPLOYEE CONFIDENTIALITY AND ASSIGNMENT AGREEMENT
Booking Holdings Inc. (“Company”), having a business at 800 Connecticut Avenue, Norwalk, Connecticut 06854, and its parents, affiliates, subsidiaries, related and acquired companies (hereinafter collectively with the Company referred to as the “Company Entities”), develops, purchases, and uses valuable Confidential Information and Inventions (as hereinafter defined). It is vital to the current and anticipated business interests of the Company Entities that all such Confidential Information be maintained in strict confidence and remain proprietary to the Company Entities. It is also vital that Inventions made by employees of the Company Entities be properly protected and that legitimate interests of the Company Entities in such Inventions be preserved.

I am currently, or desire to become, employed by the Company or another Company Entity in a capacity in which I will receive or develop, or otherwise handle or be exposed to, Confidential Information. In consideration of my becoming employed by a Company Entity, or my continuing to be employed by a Company Entity (all such employment being at will and subject to any other ancillary agreement(s) which may be in effect), and the payment to me of a salary and/or other compensation during my employment, I agree, irrespective of any changes in the scope or nature of my employment (or my ceasing to be employed by any Company Entity as follows:

1.Confidential Information

1.1.As used herein, “Confidential Information” means private, confidential, trade secret or other proprietary information (whether or not embodied or contained in some tangible form) relating to any actual or anticipated business of the Company Entities or any research and development of the Company Entities, or information suggested by or resulting from any tasks assigned to me or work performed by me for or on behalf of the Company Entities and information, observations and data concerning the business or affairs of the Company Entities, including, without limitation, all business information which relates to the Company Entities, or their customers, suppliers or contractors or any other third parties in respect of which the Company Entities has a business relationship or owes a duty of confidentiality, or their respective businesses or products, and which is not known to the public generally other than as a result of my breach of this Agreement. Confidential Information includes, but is not limited to, any information which, if kept secret, will provide one or more of the Company Entities an actual or potential economic advantage over others in the relevant trade or industry, such as, but not limited to: technical information or reports, trade secrets, operating instructions, training materials, formulae, compilations, computer programs and files, devices, methods, techniques, discoveries, software codes, unwritten information and know-how, Inventions, research and development, business data (including cost data), designs, strategies, processes, methods, prospects, plans and opportunities, customer lists, customer buying records and habits, marketing and sales strategies, marketing plans, marketing surveys, profitability analyses, specifications, financial information, invention disclosures, unpublished or pending patent applications (whether abandoned or not), products, product

1

cost, product sales records and documents, product development, long-range plans, information relating to pricing, competitive strategies and new product development, services, research, information relating to any forms of compensation or other personnel-related information, contracts and supplier lists. For purposes of this Agreement, Confidential Information shall also include any information or material received in confidence by a Company from a third party, and/or information held in confidence by a third party and made available to me through the sharing of space, administrative support or other resources by the Company Entities. Confidential Information will not include (i) such information known to me prior to my involvement with the Company Entities (including contact information contained in my personal rolodex or electronic address book), or (ii) such information that was lawfully received by me from a third party without breach of any confidential obligation to any of the Company Entities.

Except as required in performing my duties to a Company Entity or with the prior written authorization of the Company, during the term of my employment and thereafter, I will not directly or indirectly use, disclose, disseminate or otherwise reveal any Confidential Information unless and only to the extent such Confidential Information becomes generally available to the public through no act or fault of mine. In the event that I am required by a court of law to disclose Confidential Information, I shall first (where practical) provide the Company with notice of any such order so it may seek a protective order against disclosure by a court of competent jurisdiction (and I will use my reasonable best efforts in cooperating with the Company to obtain such protective order). Notwithstanding anything to the contrary in this Agreement or any other agreement with any Company Entity, nothing shall limit my rights under applicable law to provide truthful information to any governmental entity or to file a charge with or participate in an investigation conducted by any governmental entity. Notwithstanding the foregoing, I agree to waive my right to recover monetary damages in connection with any charge, complaint or lawsuit filed by me or anyone else on my behalf (whether involving a governmental entity or not); provided that I am not agreeing to waive, and this Agreement shall not be read as requiring me to waive, any right I may have to receive an award for information provided to any governmental entity.

1.2.During my employment with any Company Entity, I will not use, disclose or induce any Company Entity to use any Inventions, proprietary or confidential information or trade secrets of any former employer or other person or entity which I have an obligation to keep in confidence. Further, I will not bring onto any Company Entity’s premises or transfer onto any Company Entity technology systems any Inventions, confidential or proprietary information or trade secrets belonging to any such third party unless disclosure to, and use by, the Company or any of the Company Entities has been consented to in writing by such third party.

1.3     I represent and warrant to the Company that I am under no obligation (such as a non-competition agreement) to a former employer or any other party

2

affecting my ability: (a) to perform the terms of this Agreement; (b) to be employed by the Company or any other Company Entity; or (c) to otherwise perform services to any Company Entity.

2.Inventions

2.1.As used herein, “Inventions” means inventions, discoveries, concepts, works and ideas, whether or not patentable, copyrightable, trademarkable, protectable as a mask work, or protectable as a trade secret, including, but not limited to, any process, method, formula, article, composition, device, product, tool, machine, computer program, software (including source code and object code), apparatus, appliance, design, drawing, practice, manufacture or technique, as well as any improvements thereto and know- how related thereto.

2.2.I hereby agree to the following obligations concerning Inventions without payment to me of any royalty or further consideration therefor:

2.2.1.With respect to Inventions made or conceived by me (either solely or jointly with another or others), whether or not during my hours of employment or whether or not I actually used facilities, materials or personnel of the Company Entities, for the duration of my employment by any Company Entity and for one (1) year thereafter, so long as such invention (a) is based on or related to Confidential Information, or (b) relates to any past, present or anticipated business of a Company Entity, or (c) results from any actual work performed by me for a Company Entity (“Company Invention(s)”):

2.2.1.1.I shall promptly and fully inform the Company of each such Company Invention in writing, setting forth in detail the procedures employed and the results achieved;

2.2.1.2.I hereby agree to and hereby do assign to the Company or such other person as the Company shall designate all of my rights, title and interest in each such Company Invention, including but not limited to applications for United States and/or foreign patents, and United States and/or foreign patents granted upon such Invention; and

2.2.1.3.I acknowledge that all original works of authorship arising from Inventions created by me in the course of my employment shall be considered works made for hire under the United States Copyright Act and that these works shall, upon their creation, be owned exclusively by the respective Company Entity. To the extent that any of these works may not be considered works made for hire under applicable law, I hereby assign to the Company Entity by which I am employed or its designee the ownership of all copyright rights in such works.

3

2.2.2.With respect to such Company Inventions, at any time during and in perpetuity after my employment with any Company Entity:

2.2.2.1.I shall apply, at such Company Entity’s request or at the request of such other entity as the Company shall direct and expense, for United States and foreign patents or copyrights or other form of protection either in my name or otherwise as the Company shall desire. To the extent that I am unable or unavailable or shall unreasonably refuse to sign any lawful or necessary document required in order for the applicable Company Entity (or its designee) to apply for and obtain a patent or copyright registration with respect to any work performed by me, I hereby irrevocably designate and appoint the applicable Company Entity (or its designee) and its duly authorized officers and agents as my agent and attorney-in- fact to act for and on my behalf to execute and file any such applications, and to do all other lawfully permitted acts to further the prosecution and issuance of patents with the same legal force and effect as if executed by me; and

2.2.2.2.I shall acknowledge and deliver promptly to the applicable Company Entity (or its designee), without charge such written instruments, and do such other acts, such as giving testimony in support of my inventorship, authorship or contribution, as may be reasonably necessary in the opinion of the applicable Company Entity (or its designee) to obtain and maintain United States and/or foreign patents or copyright or other protection and to vest the entire right and title of same in such Company Entity (or its designee).

2.3.To the extent an assignment or transfer of the rights in Section 2.2 is invalid or unenforceable, the Company Entities shall have a perpetual, irrevocable, worldwide, fully-paid, royalty-free right and license to use, disclose, make, distribute, copy, modify, exploit and sell products, processes, and/or services derived from any Inventions, which are conceived or made by me during the hours which I am employed by any Company Entity or with the use or assistance of the facilities, materials or personnel of one or more of the Company Entities.

2.4.I acknowledge and represent that except as disclosed in Section 3 below, there are no Inventions that were made by me, acquired by me, or are otherwise owned by me (in whole or in part) as of the date of this Agreement (“Prior Inventions”). I will not, to the best of my knowledge, use, rely on, or incorporate any preexisting confidential information and/or Prior Inventions without first informing the Company Entity by which I am employed in writing and receiving such Company Entity’s advance written

4

permission to do so. I acknowledge and agree that if I use any of the Prior Inventions in the scope of my employment, I hereby grant and the Company Entities a perpetual, irrevocable, worldwide, fully-paid, royalty-free right and license to use, disclose, make, distribute, copy, modify, exploit the Prior Inventions and sell products, processes, and/or services derived from any Prior Inventions.

3.Excluded from my obligations under Section 2 above are the following Prior Inventions:

I cannot assign such Prior Inventions to the Company or any other Company Entity or any Company Entity’s designee because of prior agreements with the following individuals or entities:
.
4.The following identifies all Prior Inventions prior to my employment with any Company Entity in which I have any title or interest:
.
5.Upon termination of my employment with any Company Entity (for any reason), or at any time as the Company Entity may request, I will promptly deliver or return to such Company Entity all documents (whether prepared by a Company Entity, me, or a third party) relating to the Company Entities, or any of their businesses or property and any other tangible property of the Company Entities, in each case which I may possess or have under my direction or control, including, without limitation, all documents, records, notebooks, data, reports, notes, compilations, computer files, data and programs, equipment, parts and tools and similar repositories or materials and any and all copies thereof; provided, however, I do not need to deliver or return documents provided to me in my capacity as a participant in any employee benefit plan, policy, or program of a Company Entity or any agreement by and between me and a Company Entity with regard to my employment or severance.

6.I acknowledge that I am hereby notified that the immunity provisions of Section 1833 of title 18 of the United States Code provide that an individual cannot be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made (i) in confidence to federal, state or local governmental officials, either directly or indirectly, or to an attorney, and is solely for the purpose of reporting or investigating a suspected violation of the law, (ii) under seal in a complaint or other document filed in a lawsuit or other proceeding, or (iii) to my attorney in connection with a lawsuit for retaliation for reporting a suspected violation of law (and the trade secret may be used in the court proceedings for such lawsuit) as long as any document containing the trade secret is filed under seal and the trade secret is not disclosed except pursuant to court order. Nothing in the Agreement, or any other policy or agreement by or with the Company shall prohibit or restrict me from (a) voluntarily communicating with an attorney retained by me, (b) voluntarily communicating with any law enforcement, government agency, including the Security and Exchange Commission ("SEC"), the Equal Employment Opportunity Commission, state or local commission on human rights, or any self-regulatory organization or public body regarding possible

5

violations of law, in each case without advance notice to the Company, or otherwise initiating, testifying, assisting, complying with a subpoena from, or participating in any manner with an investigation conducted by such government agency, (c) recovering a SEC whistleblower award as provided under Section 21F of the Securities Exchange Act of 1934, or (d) disclosing any confidential information to a court or other administrative or legislative body in response to a subpoena, provided that I first promptly notify and provide the Company with the opportunity to seek, and join in its efforts at the sole expense of the Company, to challenge the subpoena or obtain a protective order limiting its disclosure, or other appropriate remedy.

7.I understand and agree that the terms of this Agreement are reasonable and necessary to protect the Company Entities’ respective business interests. I further agree that the Company Entities would suffer irreparable losses if I violate the terms of this Agreement and that money damages may not be an adequate remedy. Thus, in addition to any other rights or remedies, all of which shall be deemed cumulative, the Company Entities and each of them shall be entitled to obtain injunctive relief to enforce the terms of this Agreement. It is hereby acknowledged that the provisions of this Agreement are for the benefit of the Company Entities and each such Company Entity may enforce the provisions of this Agreement and only the applicable Company Entity can waive the rights hereunder with respect to its Confidential Information and employees.

8.All my obligations under this Agreement shall be binding upon my heirs, assigns, and legal representatives.

9.The Company shall have the right to assign this Agreement to another Company Entity or to a successor to all or substantially all of the business or assets of the Company or of any division or part of the Company or any Company Entity.

10.This Agreement is in addition to and does not supersede or replace any existing agreement, written or otherwise, entered into between or among me and any Company Entity relating to the subject matter hereof, provided that in the event of any conflict between this Agreement and any other such agreement, this Agreement shall control. No amendment, waiver or modification of this Agreement shall be valid unless in writing and signed by both me and a duly authorized representative of the Company.

11.This Agreement shall be construed and enforced under the internal laws of the State of Connecticut.

12.In the event that any provision of this Agreement shall be held invalid or unenforceable by reason of the scope or duration thereof or for any other reason, such invalidity or unenforceability shall attach only to the particular aspect of such provision found invalid or unenforceable and shall not affect any other any other provision of this Agreement. To the fullest extent permitted by law, this Agreement shall be construed as if the scope or duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable.

6

13.I acknowledge receipt of a copy of this Agreement.

Ewout Steenbergen            /s/ Ewout Steenbergen             12/4/2023
Employee's Full Name (printed)    Employee's Signature    Date

7